Exhibit 99.1

 Nuvve Copyright © 2020. All Rights Reserved.  We Make Electric Vehicles Affordable And Greener Investor Presentation – March 30 2021

Legal Disclaimer

This presentation (this "Presentation") is provided for information purposes only. No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will Nuvve Holding Corp. ("Nuvve") or any it's respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Nuvve has noy independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Nuvve. Viewers of this Presentation should each make their own evaluation of Nuvve and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

Forward Looking Statements

Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," "model," "target," "goal," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements include statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity, as well as any other statements that are not related to present factors or current conditions or that are not purely historical. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Nuvve's management. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from those expressed or implied by these forward looking statements. Many actual events and circumstances are beyond the control of Nuvve. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; failure to realize the anticipated benefits of the business combination with Newborn Acquisition Corp.; risks relating to the uncertainty of Nuvve's projected financial information; risks related to the organic and inorganic growth of Nuvve's business and the timing of expected business milestones; the effects of competition on Nuvve's future business; the ability of Nuvve to obtain any necessary additional financing in the future; and those factors discussed in Nuvve's final prospectus dated February 16, 2021 under the heading "Risk Factors" and in the other documents filed, or to be filed, by Nuvve with the Securities and Exchange Commission ("SEC"). If any of these risks materialize or Nuvve's management's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that presently are unknown to Nuvve or that Nuvve currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Nuvve's expectations, plans or forecasts of future events and views as of the date of this Presentation. Nuvve anticipates that subsequent events and developments will cause Nuvve's assessments to change. However, while Nuvve may elect to update these forward-looking statements at some point in the future, Nuvve specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Nuvve's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Use of Projections

This Presentation contains projected financial information with respect to Nuvve. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See "Forward-Looking Statements" above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved.

Nuvve Copyright © 2020. All Rights Reserved.

2

3 EƵǀǀĞŽƉǇƌŝŐŚƚΞ ϮϬϮϬ ͘ůůZŝŐŚƚƐZĞƐĞƌǀĞĚ͘ Non-GAAP Financial Measures Some of the financial information and data contained in this Presentation has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). NBAC and Nuvve believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating historical or projected operating results and trends in and in comparing Nuvve’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and revenue that are required by GAAP to be recorded in Nuvve’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and revenue items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents historical non-GAAP financial measures in connection with GAAP results. You should review Nuvve’s audited financial statements, which are included in Nuvve’s SEC filings.Trademarks This Presentation contains trademarks, service marks, trade names and copyrights of NBAC, Nuvve and other companies, which are the property of their respective owners.

 Nuvve Copyright © 2020. All Rights Reserved. Introductions GREGORY POILASNE Co - Founder, Chairman & CEO s/ZK^KE ŚŝĞĨ&ŝŶĂŶĐŝĂůKĨĨŝĐĞƌ TED SMITH President & Board Member

5 EƵǀǀĞŽƉǇƌŝŐŚƚΞ ϮϬϮϬ ͘ůůZŝŐŚƚƐZĞƐĞƌǀĞĚ͘ Who is Nuvve ? Nuvve’s proprietary vehicle - to - grid (V2G) technology enables the linking of multiple electric vehicle (EV) batteries through EV charging stations into a virtual power plant (VPP) providing bi - directional services to the electrical grid in a qualified and secure manner. • The company generates revenue from bidding onto energy markets and creates energy savings for its customers • Nuvve’s technology and ecosystem has proven to successfully lower the cost of electric vehicle ownership, while supporting the integration of renewable energy for a scalable and sustainable green society.

Our Mission

To lower the cost of electric vehicle (EV) ownership while supporting the integration of renewable energy for scalable and sustainable green society.



Wind/PV share (global capacity)
15%
2018
52%
2040
POWER GENERATORS
TRANSMISSION SYSTEM
DISTRIBUTION SYSTEM
END CONSUMERS
NUVVE
V2G
EV share (new global sales)
2%
2018
57%
2040

Source : BNEF

NUVVE

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7 EƵǀǀĞŽƉǇƌŝŐŚƚΞ ϮϬϮϬ ͘ůůZŝŐŚƚƐZĞƐĞƌǀĞĚ͘ EV Market Forecast EV adoption will drive the need for vehicle - grid integration (VGI) and vehicle - to - grid (V2G) in 2021

Electric Grid is Not Ready & Smart Charging will not be Enough

EV Industry

Uni-directional
High volatility
Unconnected to grid
Heavy uncontrolled loads
Increasing regulatory mandates
High cost of batteries/ownership



Britain's electricity generation mix:
www.electricinsights.co.uk
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1920
1940
1960
1980
2000
2020
Wind, hydro, solar
Imports
Gas
Coal
Biomass
Nuclear

Power Industry

Transition to distributed power
High volatility
Increasing renewables
Little virtualization of assets
Increasing load from EVs
Based on fixed assets

High volatility



"The challenge in Norway is not that there is too little power, but too low capacity in parts of the network closest to the consumer. It is certainly challenging." - Christina Bu, director of the Norwegian Electric Car Association

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Bi-directional is the Solution

EV Industry

Uni-directional
High volatility
Unconnected to grid
Heavy uncontrolled loads
Increasing regulatory mandates
High cost of batteries/ownership

Vehicle-Grid Integration

Bi-directional
Stabilization of renewables
Access to energy markets
Demand/supply matching
Virtualization of assets
Smart battery management

Power Industry

Transition to distributed power
High volatility
Increasing renewables
Little virtualization of assets
Increasing load from EVs
Based on fixed assets

Low volatility w/ Nuvve



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NUVVE

10 Nuvve Copyright © 2020. All Rights Reserved. Nuvve’s Platform And Services Helps stabilize the grid with Nuvve’s bidirectional charging Reduces the cost of EV ownership, encourages EV adoption 'ƵĂƌĂŶƚĞĞƐǀĞŚŝĐůĞǁŝůůďĞƐĞƚ ĨŽƌƵƐĞďǇŽǁŶĞƌǁŚĞŶ ŶĞĞĚĞĚ Optimizes and protects the vehicle battery ůĞĐƚƌŝĐǀĞŚŝĐůĞƐŐŽĨƌŽŵďĞŝŶŐ ƵŶƌĞůŝĂďůĞƌĞƐŽƵƌĐĞƐŝŶƚŽ ƌĞůŝĂďůĞ͕ĚŝƐƉĂƚĐŚĂďůĞĂŶĚ ŵŽŶĞƚŝǌĂďůĞĂƐƐĞƚƐ͘ Enables increased renewable penetration

11 V2G Barcelona, Spain Newark, Delaware DĂŶŝůĂ͕WŚŝůŝƉƉŝŶĞƐ CDG Airport, Paris tŝŶĚŚŽĞŬ͕EĂŵŝďŝĂ Nagoya, Japan Culver City, CA London, UK UCSD, San Diego CA Torrance, CA ůĂũŽŶ͕^ĂŶŝĞŐŽ Nice, France &ƌĞĚĞƌŝŬƐďĞƌŐ͕ĞŶŵĂƌŬ Corsica, France EVS32 Lyon, France San Jose, CA Bornholm, Denmark

12 EƵǀǀĞŽƉǇƌŝŐŚƚΞ ϮϬϮϬ ͘ůůZŝŐŚƚƐZĞƐĞƌǀĞĚ͘ Vehicle - Based • Availability • Power capacity • Historic usage &ŽƌĞĐĂƐƚ Market - Based • Historical trends • Projected value • Volatility • Compatible w/ all standards • Control infrastructure directly or via API’s. • Performance and Financial Results reporting to stakeholders (utilities, fleet owners, drivers) Bid Dispatch ZĞƉŽƌƚ Nuvve Platform Implementation '/sĞ Ρ  ŐŐƌĞŐĂƚŽƌ DRIVER GRID BATTERY AI Integration, under development

13 EƵǀǀĞŽƉǇƌŝŐŚƚΞ ϮϬϮϬ ͘ůůZŝŐŚƚƐZĞƐĞƌǀĞĚ͘ Nuvve Product Vision ĚĂƉƚĂďůĞ Adjustable Scalable Standards compatibility (EV, EVSEs, etc.) Evolving with energy markets worldwide Micro - service based to enable quick iteration

Value (Revenue) Proposition

- Nuvve is capable of providing all levels of Vehicle Grid Integration, including V2G, providing revenues from grid services and uutility bill savings behind the meter.

Smart Charging
Binary Stop/Start charge at scheduled times

V1G
Dynamic charge rate based on external signals

V2H / V2B
Bi-directional capable, connected to buildings, able to respond to tariff signals.

V2G
Interconnected energy storage that can respond to fast grid signals and participate in energy markets



V2G
Utility
Interconnection
V2G

Value Proposition



TOU(1)
Demand Response
Demand Charge Management, Emergency Back-up
Wholesale Energy Market (Ancillary, Capacity, Energy)

(1) TOU = Time of Use Optimization

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NUVVE

15 Nuvve Copyright © 2020. All Rights Reserved. Denmark Business Case Average Revenue per Car/Mo: 158€ Average Bid Capacity in Oct 19: 227kW Total Capacity: 398kW (43 Vehicles) Without Building Services: Nuvve P&L, per car per year Sep 2017 - Aug 2018 FCR* Revenue Base EUR 2,082 Energy Export (to Grid) EUR 106 Mobility Fee EUR 562 Total Revenues EUR 2,750 100% Cost of Energy EUR (1,340) -49% Cost of Chargers, Nuvve EUR (586) -21% Total Operating Expenses EUR (1,927) -70% Nuvve Remaining EUR 823 30% * Frequency Control Regulation

16 Nuvve Copyright © 2020. All Rights Reserved. Energy And Power Capacity Market *ULG  ZLGH Behind the meter/Grid - wide %HKLQGWKHPHWHU Distribution grid Combination 1. Frequency Regulation 2. Demand Charge Demand Response 3. PV Integration Energy Optimization  'LVWULEXWLRQ *ULG  6HUYLFHV 5. Energy Arbitrage 0DUNHWVL]H 1XPEHU(9 3M / $3B $1,000 per car per year 500M / $250B $500 per car per year 30M / $30B $1,000 per car per year 130M / $65B $500 per car per year 250M / $200B $800 per car per year ^ŽƵƌĐĞƐ͗&ͬEZ>ͬ Ŷd^K Ͳ ͬW:DͬE'^Kͬ EŽƌĚƉŽŽů  ͬZdͬW'Θ High value – Power capacity 3HDN3RZHU ±  (9,QWHJUDWLRQ Energy usage Optimization Voltage control, Load Management Energy trading

17 Nuvve Copyright © 2020. All Rights Reserved. Nuvve Comparison to Competition Today Transportation Fleet Charge ᤯ ᤯ ᤯ ᤯ ᤯ Behind - The - Meter TOU ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ Demand Charge ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ Grid Demand Response ᤯ ᤯ ᤯ ᤯ ᤯ sŽůƚĂŐ ĞŽŶƚƌŽů ᤯ Reactive Power ᤯ ŶĞƌŐǇƌďŝƚƌĂŐĞ ᤯ ᤯ Freq. Regulation ᤯ Bi - Directional ᤯ ᤯ ᤯ ᤯

First-mover Advantage in V2G Space

First Mover Advantage	Nuvve Today	Entry Barrier for Competitors
Intellectual Property (IP)	Nuvve owns key patents	Difficult for competitors to peform V2G functions without violating Nuvve`s IP
Qualification by Transmission System Operator (TSO)	Nuvve is already qualified by multiple TSOs which makes Nuvve easier to expand in other areas	It is a long path for distributed resources and aggregators to be qualifed by TSO : 12-36 months
Experience (market participation & stake-holders)	Nuvve has 10 years experience of market participation and stake-holder interaction including with car OEMs	Optimization of market participation and cusotmer`s value proposition is a key element for competitiveness.
Data Collection	A huge amount of data has been accumulated inside Nuvve	Data is a key element for rapid and accurate future development

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NUVVE

Nuvve Roll-out Strategy



Charge Point Operator (CPO)
US – Europe - Japan / 15118-20 and other standards v2g
Nordics and Europe / v1g
Car OEM
US – Europe - Japan / Telematic v2g
US - Europe / Telematic v1g
Heavy Duty Fleet
US – Europe / Shuttle – Delivery Truck – Transit bus
US / School Bus
Light Duty Fleet
Europe / Chademo
US - Europe / CCS DC
2020
2021
2022
2023

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 Nuvve Copyright © 2020. All Rights Reserved. 639%ULQJV)LQDQFLQJDQGD7XUQNH\6ROXWLRQ Charging Consultation & Installation • Consultative approach with network of installation partners Financing • Enable financing of equipment, including the bus with partners • Use a Special Purpose Vehicle (SPV) to finance equipment • Vehicle, Charging station and installation can be supported through SPV • Target mid ten’s IRR EVSE BTM Cost TTM Cost Behind - the - Meter (installation) 7R  WKH  0HWHU JULGXSJUDGHV Charging Station 9HKLFOH Finance equipment, including vehicle by leveraging V2G revenue

School Bus SPV Model


INVESTORS
Equity
Debt
SPV
LLC or LP
EVSE Mfrs
N U V V E
Energy Market
BTM
Mkt Participation
V2G & BTM Revs
Rev Share
School District
Bus Owner
Provide Required Infrastructure & Turnkey Svc
Assign LCFS & Grid Service Revenues
Equipment & Services
Network Upgrades
EV Bus Procurement
Capital Outlay for Eqpt & Svcs
EVSE Procurement
Network Upgrades
EPC
OEMs
EVSE Mfrs
ISOs
Utilities

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Executive Team, Leadership, & Advisory Team



GREGORY POILASNE
Co-Founder, Chairman, CEO

KYOCERA
ethertronics



TED SMITH
President & Board Member

WALL STREET ASSOCIATES
AMERICA'S NAVY



DAVID ROBSON
Chief Financial Officer

D.
PIRCH
carparts.com



MARC TRAHAND
EVP, Marketing

GE
Ford



Tim O'Neal
VP, Engineering

intuit
Kazuhm



LYNN AMES
VP, Partnerships

ethertronics
dockon



JACKIE PIERO
VP, Policy

UNIVERSITY OF DELAWARE



RUSSELL VARE
Director, OEM Partnerships

NISSAN
Mercedes-Benz



RALPH ADAMS
Director, Utility Partnerships

DYNEGY
VISTRA



MOGENS LØKKE
Dir Business Development, Nordics

TRIPL
ortofon microtech

Advisors



WILLETT KEMPTON
Co-Founder, Chairman TAC

UNIVERSITY OF DELAWARE

NUVVE

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23 Transaction Summary & Financials

24 Nuvve Copyright © 2020. All Rights Reserved. Transaction Summary • On March 12, 2021 Nuvve and Newborn closed on a Business Combination pursuant to a Merger Agreement • Nuvve pre - money equity value of $104M • Consideration to Nuvve paid with 9.1M shares (before buy back of 0.6m shares). • PIPE transaction includes 1.4M shares of common stock and warrant PIPE at $10.00/share. For every PIPE share purchased, PIPE investors receive 1.9 warrants; each whole warrant exercisable for ½ a common share (4) • Transaction Pro forma enterprise value of ~$125M; current market capitalization of ~$206M • Nuvve will own ~49% of the combined company (~58% with earnout) • Approximately $63M net cash rolls to balance sheet; including $14m in PIPE proceeds, less transaction costs, share repurchase, and repayment of sponsor loan. • Nuvve shall be entitled to an earnout of 4 million newly issued shares if Nuvve’s CY 2021 revenue exceeds $30M POST TRANSACTION VALUATION ($MM) (1)(2)(3) 6285&(6 86(6 00 326775$16$&7,219$/8$7,21 00    (1) Net of redemptions (2) Does not include ~3 million common shares underlying IPO warrants exercisable at $11.50 per share nor 1.3M common shares unde rly ing warrants being offered in this PIPE exercisable at $11.50 per share (3) Does not include 0.3M unit purchase options to the NBAC IPO underwriter (4) Reflects cash on hand at December 31, 2020 included with cash remaining in trust.

25 Nuvve Copyright © 2020. All Rights Reserved. NUVVE CORP. AUDITED CONDENSDED FINANCIAL INFORMATION For the year ended December 31 (in thousands)

26 Nuvve Copyright © 2020. All Rights Reserved. NUVVE CORP. AUDITED CONDENSED CONSOLIDATED BALANCE SHEET As of December 31, 2020 (in thousands) (in thousands, Audited) (1) Includes convertible debenture and Payroll Protection Program (PPP) loan. The PP loan was received as part of the Coronaviru s A id, Relief, and Economic Security Act. The debenture was converted to equity upon consummation of the Merger. If the company meets certain criteria th e PPP loan will be forgiven.

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2020
(in thousands)

	Newborn Acquisition Corp. (Historical)	Nuvve Corporation (Historical)	Pro Forma Adjustments	Pro Forma Combined
Revenue				
Products and services revenue	$ -	$ 1,943	$ -	**$ 1,943**
Grants	-	2,267	-	**2,267**
Total revenue	-	4,210	-	**4,210**
Operating expenses				
Cost of products and services revenue	-	521	-	**521**
Selling, general and administrative expenses	1,441	5,487	-	**6,928**
Research and development expense	-	2,889	-	**2,889**
Total operating expenses	1,441	8,897	-	**10,338**
Operating loss	**(1,441)**	**(4,687)**	**-**	**(6,129)**
Other income (expense)				
Interest income on cash and marketable securities held in trust	396	-	(396)	**-**
Interest expense	-	(314)	314	**-**
Change in fair value of conversion option on convertible notes	-	(37)	37	**-**
Other, net	-	154	-	**154**
Total other income	396	(197)	(45)	**154**
Net Loss	$ (1,045)	$ (4,884)	$ (45)	**$ (5,974)**
Less: income attributable to ordinary shares subject to redemption	(352)	-	352	**-**
Adjusted net loss	$ (1,397)	$ (4,884)	$ 307	**$ (5,974)**

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Unaudited Pro Forma Condensed Combined Balance Sheet
As of December 31, 2020
(in thousands)

	Newborn Acquisition Corp. (Historical)	Nuvve Corporation (Historical)	Pro Forma Adjustments	Pro Forma Combined
ASSETS				
Current assets:				
Cash	$ 136	$ 2,276	$ 62,422	**$ 64,834**
Accounts receivable	-	1,000	-	**1,000**
Inventory	-	1,052	-	**1,052**
Security deposit, current	-	20	-	**20**
Prepaid expenses	12	417	-	**429**
Total current assets	147	4,766	62,422	**67,335**
Cash and marketable securities held in trust account	57,896	-	(57,896)	**-**
Property and equipment, net	-	95	-	**95**
Investment	-	671	-	**671**
Intangible assets, net	-	1,621	-	**1,621**
Security deposit	-	3	-	**3**
Total Assets	$ 58,043	$ 7,155	$ 4,526	**$ 69,725**
Liabilities and Stockholders' Equity				
Current liabilities:				
Accounts payable	$ -	$ 2,960	$ -	**$ 2,960**
Accrued expenses	113	585	-	**698**
Deferred revenue	-	196	-	**196**
PPP Loan	-	492	-	**492**
Convertible debenture	-	3,802	(3,802)	**-**
Total current liabilities	113	8,036	(3,802)	**4,347**
Deferred underwriting compensation	1,438	-	(1,438)	**-**
Total liabilities	1,551	8,036	(5,239)	**4,347**
Commitments and contingencies				
Ordinary shares subject to possible redemption; 5,114,076 (at redemption value of $10.0688 per share)	51,493	-	(51,493)	-
Total stockholders' equity (deficit)	5,000	(881)	61,259	**65,378**
Total liabilities and stockholders' equity (deficit)	$ 58,043	$ 7,155	$ 4,526	**$ 69,725**

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NUVVE

29 Appendix

30 Nuvve Copyright © 2020. All Rights Reserved. Company Outline • The world’s only platform enabling profitable deployment of EV fleets globally • University of Delaware Spin Off (invention of V2G) • HQ in San Diego, CA • Offices in Copenhagen, London, Newark (DE), Paris • Core IP: 15 patents filed or pending • Projects around the world • 3 years of commercial operation in Denmark • Corporate investors o EDF Renewable EDF o Toyota Tsusho • Joint Venture DREEV

31 Nuvve Copyright © 2020. All Rights Reserved. 0DUNHW$FFHVV%\5HJLRQ Product U.S.A Denmark Norway U.K France Japan China CAISO PJM NYISO Time of Use (Optimization) ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ Demand Charge ᤯ ᤯ ᤯ n/a n/a n/a n/a ᤯ n/a Demand Response ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ 2020 Frequency Regulation 2022 ᤯ ᤯ ᤯ ᤯ 2020 2020 2024 2022 Capacity ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ 2022 2022 Energy ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯  ᤯  сz^ zĞĂƌсtŚĞŶŵĂƌŬĞƚǁŝůůŽƉĞŶ

Year 2019 Recap

- 10 years of market participation in PJM (the largest transmission system operator (TSO) in the country)
- 3.5 years of commercial operation in Denmark
- Average $2,000 per vehicle per year
- Dreev, a EDF and Nuvve Joint venture focused G5 France, UK, Italy, Belgium and Germany
- Strategic agreement established with key school bus OEM Lion, Blue Bird
- METI project deployment success in Japan
- KEPCO MOU, State Grid LoI



JCDecaux in Denmark



V2G fleet deployment in Denmark


TRITON RIDES

V2G enabled ride share service at UC – San Diego



Torrance, CA - School District

NUVVE

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Market size (Global) & Revenue Opportunity/Unit

Total Electric Market is worth $3,214B in 2016 *(source: Reuters)*

$1.5B
TAM / year
$500 / EV / year
Transportation Services

$4B
TAM / year
$800 / EV / year
Behind-The-Meter Services

$290B
TAM / year
$2000 / EV / year
Grid Services

$ Value Per EV Per Year

Total Opportunity
$296B
TAM / year
$3300 / EV / year

Source: EDF and Nuvve edition
https://www.nrel.gov/docs/fy17osti/68963.pdf

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NUVVE

NUVVE
2096
TORRANCE
UNIFIED SCHOOL DISTRICT
STOP

We Make Electric Vehicles Greener

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